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                          D E C E M B E R 3 1 , 1 9 9 7
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                                     VAN ECK
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                                 U.S. GOVERNMENT
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                                      MONEY
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                                      FUND
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                                     ANNUAL
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                                     REPORT
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                                     * * *
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                       VAN ECK U.S. GOVERNMENT MONEY FUND
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                               1997 ANNUAL REPORT

Dear Fellow Shareholder:

The U.S. Government Money Fund continues to meet its objectives of providing shareholders with a high degree of safety and daily liquidity. It also serves to assist investors who wish to employ our exchange privileges or checkwriting privileges. The Fund's seven-day average yield was 3.58%* and its 30-day average yield was 3.98% on December 31, 1997. The Fund's total net assets were $76.6 million at year end.

THE YEAR IN REVIEW

In 1997, yields on three-month Treasury bills averaged 5.20%, peaking at 5.40% in late March and at year end, and dipping to 4.85% in early June. In the early part of the year, the Federal Reserve made a proactive move to combat signs of accelerating wage inflation by raising the federal funds target rate from 5.25% to 5.50%. Shortly thereafter, however, new data indicated that wages were not accelerating and that economic growth was moderate; in response, money market yields declined. Lower rates were also supported by the federal government's slight reduction in new issuance because of the shrinking U.S. federal budget deficit.

Events in the second half of the year were dominated by Asia's unfolding financial crisis. By year end, money market yields were on the rise again as central banks in Asia sold or redeemed Treasury bills in order to defend their battered currencies.

INVESTMENT STRATEGY
The Fund's investment strategy continues to emphasize safety by investing in short-term United States Treasury obligations and repurchase agreements collateralized by United States Treasury obligations. These obligations are the most conservative money market investments and offer the highest degree of security since they are backed by the United States government. Of course, shares of the Fund are not guaranteed by the United States government and there can be no guarantee that the price of the Fund's shares will not fluctuate.**

Repurchase agreements allow us to take advantage of higher yields without significantly increasing risk. The Fund's repurchase agreements are collateralized 102% by United States Treasury obligations with maturities of less than five years. In addition, your Fund has possession of the collateral. We plan to continue our current investment strategy, keeping an equal weighting between U.S. Treasury bills and repurchase agreements over time.

The  U.S.   Government  Money  Fund  offers  daily  liquidity  and  checkwriting privileges, providing the kind of convenient access to cash not available in many other types of investments. The Fund also provides an excellent base from which investors may transfer money into or out of other Funds within the Van Eck Family of Funds and the Van Eck/Chubb Funds.***

We appreciate your participation in the U.S. Government Money Fund and look forward to helping you meet your investment objectives in the future.


[PHOTO]                       [PHOTO]


/s/ John C. van Eck           /s/ Gregory F. Krenzer
-------------------           ----------------------
John C. van Eck               Gregory F. Krenzer
Chairman                      Portfolio Manager


January 20, 1998




------------

  * Performance data represents past performance and is not indicative of future results.

 ** There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

*** Currently, there is no charge imposed on exchanges or limits as to frequency of exchanges for this Fund. However, shareholders are limited to six exchanges per calendar year for other Funds in the Van Eck Family of Funds and the Van Eck/Chubb Funds. The Funds reserve the right to modify or terminate the terms of the Exchange Privilege.

                           U.S. GOVERNMENT MONEY FUND
                              FINANCIAL STATEMENTS
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SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1997

                               Annualized Yield at
 Principal           Maturity   Time of Purchase     Value
 Amount                Date      or Coupon Rate    (Note 1)
---------------------------------------------------------------------
U.S. Treasury Bills: 66.9%
$ 15,000,000        1/22/98           5.32%   $ 14,954,500
  20,000,000        2/26/98           5.30%     19,838,844
                                               -----------
Total U.S. Treasury Bills
  (Amortized Cost: $34,793,344)                 34,793,344

Repurchase Agreements 33.1% (Note 4):
Cost $8,687,506 purchased on
  12/31/97; maturity value--
  $8,690,281 (with HSBC
  Securities Incorporated
  collateralized by $8,511,000
  U.S. Treasury Note due
  11/30/99 with an interest
  rate of 6.25% and a value
  of $8,885,008)    1/02/98           5.75%      8,687,506
Cost $8,500,000 purchased on
  12/31/97;  maturity value--
  $8,502,833 (with Merrill
  Lynch,  Pierce,  Fenner &
  Smith Incorporated
  collateralized by $8,240,000
  U.S. Treasury Note due
  2/09/00 with an interest
  rate of 7.13% and a
  value of $8,681,200)1/02/98         6.00%      8,500,000
                                               -----------
Total investments: 100% (Amortized
  Cost: $51,980,850*)                         $ 51,980,850
                                              ============
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STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
ASSETS:
  Investments at value,
  (amortized cost $51,980,850)                $ 51,980,850
Receivables:
  Capital shares sold                           37,112,414
  Interest                                           2,804
                                               -----------
   Total assets                                 89,096,068
                                               -----------
Liabilities:
Payables:
  Capital shares repurchased                    12,333,052
  Dividends payable                                 31,808
  Due to custodian                                     118
 Accounts payable                                   81,142
                                               -----------
   Total liabilities                            12,446,120
                                               -----------
Net Assets                                   $  76,649,948
                                             =============




Shares of beneficial interest out-
  standing (unlimited number
  of $0.001 par value shares
  authorized) ............................      76,649,948
                                             =============
Net asset value, redemption
  and offering price per
  share ($76,649,948/76,649,948) .........           $1.00
                                                     =====
*The cost is the same for federal income tax purposes.

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STATEMENT OF OPERATIONS
For the Year Ended December 31, 1997

INTEREST INCOME (Note 1):                       $4,018,173
EXPENSES:
Management (Note 2)             $386,515
Distribution (Note 3)            193,258
Administration (Note 2)           87,564
Custodian                        114,732
Transfer agent                    64,478
Registration                      28,466
Professional                      37,478
Reports to shareholders           15,380
Trustees fees                     13,964
Other                             44,082
                              ----------
   Total expenses                                  985,917
                                                ----------
   Net investment income                        $3,032,256
                                                ==========
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STATEMENTS OF CHANGES IN NET ASSETS

                                        Year Ended            Year Ended
                                       December 31,          December 31,
                                          1997                  1996
                                       ------------          ------------
INCREASE (DECREASE) IN NET ASSETS:
  OPERATIONS:
    Net investment income paid to
      shareholders as dividends
      (Note 1)                         $    3,032,256      $    3,074,318
                                       ==============      ==============
  CAPITAL SHARE
   TRANSACTIONS
    (at net asset value of $1.00
    per share):
  Net proceeds from sales of
    shares                             $3,630,786,246      $3,402,354,646
  Shares issued on reinvestment
    of dividends from net
    investment income                       1,557,341           2,046,708
                                       --------------      --------------
                                        3,632,343,587       3,404,401,354
 Cost of shares reacquired             (3,663,391,147)     (3,366,833,860)
                                       --------------      --------------
  Increase (Decrease) in net
    assets resulting from
    capital share transactions            (31,047,560)         37,567,494
NET ASSETS:
  Beginning of year                       107,697,508          70,130,014
                                       --------------      --------------
  End of year                          $   76,649,948      $  107,697,508
                                       ==============      ==============


                       See Notes to Financial Statements
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                           U.S. GOVERNMENT MONEY FUND
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FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

                                                                                YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
                                                               1997         1996         1995        1994       1993
                                                               -----        -----        -----       -----      -----

Net Asset Value, Beginning of Year .......................     $1.00        $1.00       $1.00       $1.00      $1.00
                                                              ------       ------      ------      ------     ------
Income from Investment Operations:
Net Investment Income ....................................    0.0377       0.0385      0.0456      0.0311     0.0183
Less Distributions:
Dividends from Net Investment Income .....................   (0.0377)     (0.0385)    (0.0456)    (0.0311)   (0.0183)
                                                              ------       ------      ------      ------     ------
Net Asset Value, End of Year .............................     $1.00        $1.00       $1.00       $1.00      $1.00
                                                              ======       ======      ======      ======     ======
Total Return .............................................      3.77%        3.85%       4.56%       3.11%      1.83%
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000) ............................   $76,650     $107,698     $70,130     $47,078    $31,109
Ratios of Expenses to Average Net Assets .................      1.28%        1.23%       1.25%       1.12%      1.24%
Ratio of Net Income to Average Net Assets ................      3.91%        4.02%       4.45%       3.07%      1.83%

                       See Notes to Financial Statements.
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NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES--Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940 as an open-ended management investment company. The following is a summary of significant accounting policies consistently followed by the U.S. Government Money Fund series, a diversified fund (the "Fund"), of the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates and the actual results could differ.

      A. SECURITY VALUATION--The Fund uses the amortized cost method to value securities. The amortized cost method involves valuing a security at its cost initially and, thereafter, a constant amortization to maturity of any discount or premium. Generally, the amortized cost of the security approximates the market value.
      B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.
      C. DIVIDEND DISTRIBUTIONS--The Fund declares dividends from its net investment income on each day the Fund is open for business and distributes dividends on the last day of each month.
      D. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded as earned. Realized gains and losses from security transactions are recorded on a specific identification basis.

NOTE 2--Van Eck Associates Corporation earned fees of $386,515 for the year ended December 31, 1997 for investment management and advisory services. The fee is based on an annual rate of .50 of 1% of the first $500 million of average daily net assets, .40 of 1% on the next $250 million and .375 of 1% of the excess over $750 million. In accordance with the advisory agreement, the Fund reimbursed Van Eck Associates Corporation $87,564 for costs incurred in connection with certain administrative and operating functions for the year ended December 31, 1997. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation.

NOTE 3--Pursuant to a Plan of Distribution (Rule 12b-1), the Fund accrues fees of .25 of 1% of the average daily net assets of the Fund. The fees are intended to be used principally for payments to securities dealers who have sold shares and service shareholder accounts of the Fund and the remainder will be used for other actual promotion and distribution expenses incurred by Van Eck Securities Corporation, the distributor. Distribution fees for the year ended December 31, 1997 were $193,258.

NOTE 4--Collateral for repurchase agreements, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuation on the collateral.

NOTE 5--Trustee Deferred Compensation Plan--The Trust established a Deferred Compensation Plan (the "Plan") for trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Fund has elected to show this deferred liability net of the corresponding asset for financial statement purposes. The Plan has been approved by the Internal Revenue Service.

As of December 31, 1997, the total value of the liability of the Fund's portion of the Plan is $15,735.

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REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of
Trustees of the Van Eck Funds:

We have audited the accompanying statement of assets and liabilities of the U.S. Government Money Fund (the "Fund") (one of the series constituting the Van Eck Funds), including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Government Money Fund of the Van Eck Funds as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



                                                        COOPERS & LYBRAND L.L.P.


New York, New York
February 25, 1998

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VAN ECK FAMILY OF FUNDS
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GLOBAL HARD ASSETS FUND
Seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities." Income is a secondary consideration.

INTERNATIONAL INVESTORS GOLD FUND
Founded in 1955, this Fund is the oldest  gold-oriented  mutual fund in the U.S.
It  invests  in  gold-mining   shares  globally  and  seeks  long-term   capital
appreciation, moderate yield and protection against monetary uncertainties.

GOLD/RESOURCES FUND
Seeking a long-term global hedge against inflation and other risks, this Fund invests in gold-mining and natural resources companies outside South Africa.

GLOBAL REAL ESTATE FUND
This Fund seeks long-term capital appreciation by investing in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets.

EMERGING MARKETS GROWTH FUND
This Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

ASIA DYNASTY FUND
This Fund seeks long-term capital appreciation by investing in the equity securities of companies that are expected to benefit from the development and growth of the economies in the Asia Region.

GLOBAL BALANCED FUND
This Fund seeks long-term capital appreciation together with current income by investing in stocks, bonds and money market instruments worldwide.

GLOBAL INCOME FUND
This Fund seeks high total return through a flexible policy of investing globally, primarily in debt securities.

U.S. GOVERNMENT MONEY FUND
This Fund seeks the highest safety of principal and daily liquidity by investing in U.S. Treasury bills and repurchase agreements collateralized by U.S. Government obligations.


VAN ECK/CHUBB FUNDS
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CAPITAL APPRECIATION FUND
GLOBAL INCOME FUND
GOVERNMENT SECURITIES FUND
GROWTH AND INCOME FUND
TAX-EXEMPT FUND
TOTAL RETURN FUND

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This  report must be  accompanied  or preceded by a Van Eck Gold and Money Funds prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including
currency   fluctuations   or  controls,   expropriation,   nationalization   and
confiscatory taxation. For a free Van Eck Global or Van Eck/Chubb Funds prospectus, please call the number listed below. Please read the prospectus before investing. Van Eck Securities Corporation 99 Park Avenue, New York, NY 10016 www.vaneck.com For account assistance please call (800) 544-4653


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Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016
www.vaneck.com

For account assistance please call (800) 544-4653